Subsequent events	6 Months Ended
Jun. 30, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]
19. Subsequent events

On August 14, 2017, the Partnership paid a quarterly cash distribution with respect to the quarter ended June 30, 2017 of $0.43 per unit. The total amount of the distribution was $14.4 million.

In August 2017, the Partnership drew $4.0 million on the $85 million of revolving credit facility.

On August 24, 2017, the Partnership announced its subsidiary had entered into a term-sheet to acquire from MOL an additional 23.5% interest in each of the joint ventures owning the Neptune and GDF Suez Cape Ann and 23.5% of the related outstanding shareholder loans from MOL aggregating to $1.5 million (the “Acquisition”). Closing of the Acquisition is subject to the execution of a definitive purchase agreement as well as certain other documentation and final board approvals. The purchase price of the Acquisition is $27.3 million including the 23.5% of outstanding shareholder loans from MOL. The Partnership currently owns 50% of each joint venture. Following the transaction, MOL will continue to hold 25% of each joint venture.